o158 STK SAI 1

                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                             FRANKLIN MANAGED TRUST
                             DATED FEBRUARY 1, 1998

The Statement of Additional Information is amended as follows:

I. On June 23, 1998, the Board approved a proposal to dissolve the Corporate Qualified Fund. On July 15, 1998, the Corporate Qualified Fund liquidated its assets and distributed its net assets to fund shareholders.

II. The following replaces the Class I performance figures for the Rising Dividends Fund in the applicable sections under "How Does the Fund Measure Performance?" The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

TOTAL RETURN

The average annual total return for Class I for the one-, five- and ten-year periods ended September 30, 1997, was 35.82%, 13.65% and 12.61%, respectively.

The cumulative total return for Class I for the one-, five- and ten-year periods ended September 30, 1997, was 35.82%, 89.61% and 227.79%, respectively.

YIELD

The yield for Class I for the 30-day period ended September 30, 1997, was 0.54%.

CURRENT DISTRIBUTION RATE

The current distribution rate for Class I for the 30-day period ended September 30, 1997, was 0.45%.

III. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for the Investment Grade Fund. For the Rising Dividends Fund, the maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

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                 Please keep this supplement for future reference.